ADVANCED SERIES TRUST

AST Western Asset Core Plus Bond Portfolio

Supplement dated October 28, 2008 to the Prospectus and SAI dated May 1, 2008

For the past 17 years, Mr. S. Kenneth Leech, the Firm's CIO, and Mr. Stephen A. Walsh, Deputy CIO, worked in a close partnership as co-leaders of Western Asset Management Company (“Western Asset”) investment team. In September 2008, Mr. Leech transitioned into a CIO Emeritus role and Mr. Walsh was appointed as the Firm’s CIO. Mr. Leech maintains daily interaction with the investment management team at the strategy level. To reflect this change:

The section of the Prospectus entitled How the Fund is Managed – Portfolio Managers – AST Western Asset Core Plus Bond Portfolio is hereby deleted and replaced with the following:

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. This team is comprised of Chief Investment Officer Stephen A. Walsh and CIO Emeritus S. Kenneth Leech and Portfolio Managers Carl L. Eichstaedt, Edward A. Moody and Mark S. Lindbloom.

Mr. Walsh, Mr. Leech, Mr. Eichstaedt and Mr. Moody have been employed as portfolio managers for Western Asset for over five years. Mr. Lindbloom joined Western Asset in 2006 as a portfolio manager. Prior to Western Asset, Mr. Lindbloom worked for Citigroup Asset Management as a portfolio manager from 1986 to 2005; Brown Brothers Harriman Co. as a portfolio manager from 1981 to 1986 and The New York Life Insurance Company as an analyst from 1979 to 1981.

Mr. Walsh and Mr. Leech, as team leaders, are responsible for strategic oversight of the Portfolio’s investments. Mr. Eichstaedt, Mr. Moody and Mr. Lindbloom have responsibility within the various sector specialist teams dedicated to the specific asset classes in which the portfolio invests and are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

ASTSUP8